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                                                                   EXHIBIT 10.23

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

                                                                          Page 1

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1. AMENDMENT NO.: 2. CONTRACT NO.:  3. EFFECTIVE DATE OF AMENDMENT:  4. PROGRAM
       08             YH04-0001-06            OCTOBER 1, 2004        DHCM- ACUT
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5. CONTRACTOR/PROVIDER NAME AND ADDRESS:
                   Phoenix Health Plan / Community Connection
                               7878 N. 16th street
                                    suite 105
                             Phoenix, Arizona 85020
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6. PURPOSE:
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      7. THE ABOVE REFERENCED CONTRACT IS HEREBY AMENDED AS FOLLOWS:

            A. CHANGES IN REQUIREMENTS: In accordance with Section E, Paragraph 30, "Changes", various changes in contract requirements are indicated in this contract amendment.

            B. By signing this contract amendment, the Contractor is agreeing to the terms of the contract as amended.

NOTE: Please sign, date and   Gary L.  Callahan, Contract Management Supervisor
return one original to:       AHCCCS CONTRACTS AND PURCHASING
                              701 E. JEFFERSON, MD 5700
                              PHOENIX, AZ  85034

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8.    EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
      CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
      IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.
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9.    NAME OF CONTRACTOR:                          10. ARIZONA HEALTH CARE COST
        PHOENIX HEALTH PLAN/COMMUNITY CONNECTION   CONTAINMENT SYSTEM
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SIGNATURE OF AUTHORIZED INDIVIDUAL:                SIGNATURE:
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TYPED NAME:                                        TYPED NAME:
                   NANCY NOVICK                                  MICHAEL VEIT
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TITLE:                                             TITLE:
             CHIEF EXEUTIVE OFFICER                CONTRACTS AND PURCHASING
                                                   ADMINISTRATOR
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DATE                                               DATE:
                  August 27, 2004                           AUGUST 23, 2004
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                     SUMMARY OF CHANGES - AMENDMENT 10/1/04

This summary is provided as a convenience to the Contractor and is not to be construed as superseding or limiting the revised text of the renewal document. This summary is believed to be an accurate and complete summary of changes in the attached document that take effect October 1, 2004; however, any conflict between the summary and the text will be resolved in favor of the text.

All text revisions summarized below are considered either an actual change to contract requirements or a clarification of existing requirements. Finally, punctuation, grammar and style changes have been made throughout the revised text which have no effect on the contract requirements and which may not be otherwise identified.

                     PARAGRAPH
SECTION -PARA #:       TITLE:                SUMMARY OF CHANGE OR CLARIFICATION:           PG.#
----------------  -----------------  ----------------------------------------------------  ----
Def               Definitions        Added definition for

                                     Appeal Resolution "The written determination by
                                     the Contractor concerning an appeal."

                                     Claim Dispute "A dispute involving a payment of a
                                     claim, denial of a claim, imposition of a sanction
                                     or reinsurance."

                                     Post Stabilization Services - added italicized
                                     language "Medically necessary services, related to
                                     an emergency medical condition, provided after the
                                     member's condition is sufficiently stabilized in
                                     order to maintain, improve or resolve the member's
                                     condition so that the member could alternatively
                                     be safely discharged or transferred to another
                                     location."

D-3               Enrollment and     The Contractor will share with AHCCCSA the cost of
                  Disenrollment      providing information about the acute care
                                     contractors to potential members and to those
                                     eligible for annual enrollment choice.

D-8               Mainstreaming      First sentence changed to read..."national origin
                  of AHCCCS          (to include those with limited English
                  Members            proficiency), ancestry, marital...'

                                     Second paragraph changed to read "Examples of
                                     prohibited practices include, but are not limited
                                     to, the following, in accordance with Title VI of
                                     the US Civil Rights Act of 1964, 42 USC, Section
                                     2001, Executive Order 13166, and rules and
                                     regulation promulgated according to, or as
                                     otherwise provided by law:"

D-10              Scope of           Children's Rehabilitative System paragraph - added
                  Services           italicized language: "The Contractor remains
                                     ultimately responsible for the provision of all
                                     covered services to its members, including
                                     emergency services not related to a CRS condition
                                     and emergency services related to a CRS condition
                                     rendered outside of the CRS network. The
                                     Contractor is not responsible for these services
                                     in instances for which the CRS eligible member
                                     refuses to receive CRS covered services through
                                     the CRS program."

                                     Under the Prescription Drug paragraph, removed "as
                                     well as restrictions for immunosuppressant drugs
                                     addressed in the AHCCCS medical policies for
                                     transplantation."

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
D-11              Special Health     Added the following to the first paragraph: "The
                  Care Needs         Contractor shall have in place a mechanism to
                                     identify and stratify all members with special
                                     health care needs."

                                     Added the following:

                                     "The Contractor shall have a methodology to
                                     identify providers willing to provide medical home
                                     services and make reasonable efforts to offer
                                     access to these providers.

                                     The American Academy of Pediatrics (AAP) describes
                                     care from a medical home as:

                                             -     Accessible

                                             -     Continuous

                                             -     Coordinated

                                             -     Family-centered

                                             -     Comprehensive

                                             -     Compassionate

                                             -     Culturally effective

D-12              Behavioral         Numerous changes - see Paragraph
                  Health Services

D-14              Medicaid in the    Title changed to Medicaid School Based Claiming -
                  Public Schools     language cleaned up to reflect new title and
                                     acronym

D-15              Pediatric          Added "The Contractor shall not reimburse
                  Immunizations      providers for the administration of the vaccines
                  and the Vaccine    in excess of the maximum allowable as set by CMS."
                  for Children
                  Program

D-16              Staff              Added the italicized language in the following
                  Requirements and   "The Contractor is responsible for maintaining a
                  Support Services   significant local (within the State of Arizona)
                                     presence. This presence would include staff as
                                     described in a., b., d., e., f., h., j., m., n.,
                                     o., and p. below.

                                     Added "See Paragraph 62, Corporate Compliance, for
                                     more information." to item n., Corporate
                                     Compliance Officer

                                     Added q. BUSINESS CONTINUITY PLANNING COORDINATOR
                                     as noted in the DHCM Business Continuity and
                                     Recovery Policy.

D-19              Member Surveys     Changed title to Surveys and added provider survey
                                     language. See paragraph.

D-20              Cultural           Added last sentence to read: "This plan should
                  Competency         address all services and settings."

D-23              QM/UM              Numerous changes - please see paragraph.

D-24              Performance        Numerous changes - please see paragraph.
                  Standards

D-25              Grievance System   Changed first sentence to read: "The Contractor
                                     may delegate the grievance system to
                                     subcontractors, however..."

                                     Added "Unless there is an agreement with the State
                                     in advance, the Contractor shall be responsible
                                     for all attorney fees and costs awarded to the
                                     claimant in a judicial proceeding."

D-26              Quarterly          Added Enrollee Grievance Report - see paragraph
                  Grievance
                  Reports

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
D-27              Network            Numerous changes - see paragraph.
                  Development

D-29              Network            Added bullets g. and h.
                  Management
                                     g.    Recruit, select, credential,
                                           re-credential and contract with
                                           providers in a manner that
                                           incorporate quality management,
                                           utilization, office audits and
                                           provider profiling; and

                                     h.    Provide training for its
                                           providers and maintain records
                                           of such training.

                                     Added: "Contractors shall give hospitals and
                                     physician groups 90 days notice prior to contract
                                     termination without cause. All affected contracts
                                     shall include this provision by July 1, 2005.
                                     Contracts between the Contractor and single
                                     practitioners are exempt from this requirement."

D-30              Primary Care       Added: Beginning in CYE '05, AHCCCSA may develop a
                  Physicians         methodology to reimburse providers, such as
                                     clinics for the homeless and school based clinics,
                                     who provide primary care services to acute care
                                     members enrolled with the Contractor, but who are
                                     unable to fulfill the requirements to obtain a
                                     contract as a PCP. The Contractors will be
                                     responsible for payment of these services to
                                     either the clinics directly or to AHCCCSA.

D-34              FQHCs              Added Morenci Health Care Center

                                     Changed title to Federally Qualified Health
                                     Centers (FQHCs) and Rural Health Clinics   (RHCs)
                                     and added Copper Queen RHCs

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
D-37              Subcontracts       Added
                                     ".....prior review and written approval...."

                                     Added: "unless otherwise specified" to the
                                     sentence "The following subcontracts, unless
                                     otherwise specified, shall be submitted to
                                     AHCCCS...."

                                     Deleted item d. Model Subcontracts, deleted item f.
                                     Hospitals

                                     Added "Before entering into a subcontract which
                                     delegates Contractor duties or responsibilities to
                                     a subcontractor, the Contractor must evaluate the
                                     prospective subcontractor's ability to perform the
                                     activities to be delegated."

                                     Added "The Contractor must submit annually (within
                                     90 days from the start of the contract year) a
                                     statement whether any Contractor duties or
                                     responsibilities have been delegated to
                                     subcontractors. If duties or responsibilities have
                                     been delegated to a subcontractor, the Contractor
                                     must submit annually (within 90 days from the
                                     start of the contract year) a report listing the
                                     following:

                                         -     Subcontractor's name

                                         -     Delegated duties and responsibilities

                                         -     Most recent review date of the duties and
                                               responsibilities of the subcontractor

                                         -     Next scheduled review date

                                         -     Identified areas of deficiency

                                         -     Contractor's corrective action plan

                                     The Contractor shall promptly inform AHCCCS,
                                     Division of Health Care Management, in writing if
                                     a subcontractor is in significant non-compliance
                                     that would affect their abilities to perform the
                                     duties and responsibilities of the subcontract."

                                     Added:

                                     o.    Provision(s) that allow the Contractor to
                                           suspend, deny, refuse to renew or terminate
                                           any subcontractor in accordance with the
                                           terms of this contract and applicable law
                                           and regulation.

                                     p.    A provision that the subcontractor may
                                           provide the member with factual
                                           information, but is prohibited from
                                           recommending or steering a member in
                                           the member's selection of a
                                           Contractor.

                                     Removed italicized language from the following
                                     sentence "A subcontract is voidable and subject to
                                     immediate cancellation by AHCCCSA in the event any
                                     subcontract subject to "a" through "g" above is
                                     implemented without the prior written approval of
                                     AHCCCSA.

D-38              Claims             Numerous changes - see paragraph.
                  Payment/Health
                  Information
                  System

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
D-40              Hospital           Adjusted the second sentence to read as follows:
                  Subcontracting     "The Program is defined in the Arizona Revised
                  and Reimbursement  Statutes (A.R.S.) 36-2905.01, and requires hospital subcontracts to be negotiated between
                                     health plans and hospitals in Maricopa and Pima
                                     counties to establish reimbursement levels, terms
                                     and conditions."

                                     Added the following sentence to the end of the
                                     paragraph: "In accordance with R9-22-718, unless
                                     otherwise negotiated by both parties, the
                                     reimbursement for inpatient services provided at a
                                     non-contracted hospital shall be based on the
                                     rates as defined in A.R.S. Section 36-2903.01,
                                     multiplied by 95%."

                                     Added: OUTPATIENT HOSPITAL SERVICES: With passage
                                     of SB 1410 (Laws of 2004, Chapter 279), effective
                                     for dates of service on and after July 1, 2005, in
                                     absence of a contract, the default payment rate
                                     for outpatient hospital services billed on a UB-92
                                     will be based on the AHCCCS outpatient hospital
                                     fee schedule, rather than a hospital-specific
                                     cost-to-charge ratio (pursuant to ARS 36-2904).

D-43              Management         Removed "The Contractor may be placed on monthly
                  Services           financial reporting, and/or" and added "In
                  Subcontractors     addition....."

D-53              Compensation       Changed item b. to read "Both Audited and
                                     unaudited financial statements reported by
                                     Contractors"

                                     Added item k. Member share of cost amounts

D-56              Incentives         Changed Incentive Fund language to read as
                                     follows:
                                     Beginning in CYE '05, AHCCCS will create a $1.5
                                     million dollar pool to be distributed by September
                                     2005. This financial incentive funding will be
                                     paid out as a reward for good performance and to
                                     reimburse for additional costs incurred to achieve
                                     a higher level of performance and/or better care
                                     for members. AHCCCS will distribute this pool of
                                     funds to Contractors based on the following
                                     criteria and performance measures:

                                           1.    Reaching the CYE '05 goal for EPSDT
                                                 Well-child Visits (based on CYE '04
                                                 data)

                                           2.    Consistently meeting administrative
                                                 measure standards as defined in
                                                 Section D, Paragraph 24, Performance
                                                 Standards, of this contract

                                           3.    Achievement and/or continuation of
                                                 disease management activities

                                           4.    Participation with Residency programs

                                     AHCCCSA will share the methodology for allocation
                                     and distribution of the fund with Contractors
                                     prior to finalization.

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
D-57              Reinsurance        Under Encounter Submission and Payments for
                                     Reinsurance, letter d); Removed: "While encounter
                                     data is not currently used to determine
                                     reinsurance payments for transplant services, in
                                     the future, encounters may be required in order
                                     for Contractors to receive reinsurance payments
                                     for transplants. Contractors are required to
                                     encounter all medical services provided for which
                                     a financial liability is incurred."

                                     Added: "Effective for dates of service on or after
                                     October 1, 2004, Contractors are required to
                                     submit all supporting service encounters for
                                     transplant services. Reinsurance payments will be
                                     linked to transplant encounter submissions."

D-58              Coordination of    Numerous changes, see paragraph.
                  Benefits/Third
                  Party Liability

D-62              Corporate          Numerous Changes - see paragraph.
                  Compliance

D-65              Encounter          Changed sentence to read: "The Contractor shall
                  Data Reporting     submit encounter data to AHCCCSA for all services
                                     for which the Contractor incurred a financial
                                     liability and claims for services eligible for
                                     processing by the contractor where no financial
                                     liability was incurred, including services
                                     provided during prior period coverage."

D-72              Sanctions          Added item "p. Failure to report third party
                                     liability cases as described in Paragraph 58"

                                     Changed last sentence from "will proceed to
                                     "......may proceed with the imposition of
                                     sanctions."

D-73              Business           Changed title of policy to be "Business Continuity
                  Continuity Plan    and Recovery Plan"

                                     Removed bullet "Healthcare facility closure/loss of
                                     major provider"

                                     Added bullet requiring "Periodic Testing:

D-74              Technological      Removed #3. Policies
                  Advancement

D-75              Pending            Added pending issues for:
                  Legislative/Other  AzEIP
                  Issues             Medicare Modernization Act
                                     Transportation
                                     Hemophilia RFP

D-76              Balanced Budget    Revised paragraph to read as follows:
                  Act of 1997 (BBA)

                                     "In August 2002, CMS issued final regulations for
                                     the implementation of the BBA. AHCCCS continues to
                                     review all areas of the regulations to ensure full
                                     compliance with the BBA; however, there are some
                                     issues that may require further clarification from
                                     CMS. Any program changes due to the resolution of
                                     the issues will be reflected in amendments to the
                                     contract. Capitation rates may also be adjusted to
                                     reflect the financial impact of the program
                                     changes."

Section E         Contract Clauses   Added Executive order 13166 to item 10

                                     Changed item 24 to read "The effective date of
                                     this contract shall be the date referenced on page
                                     1 of this contract."

                                     Added Item 44 "Data Certification" and Item 45
                                     "Offshore Performance of Work Prohibited"

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
Attachment A      Minimum            Removed duplicative language from item #4: "No
                  Subcontract        payment due the Contractor under this subcontract
                  Provisions         may be assigned without the prior approval of
                                     AHCCCSA. No assignment or delegation of the duties
                                     of this subcontract shall be valid unless prior
                                     written approval is received from AHCCCSA."

Attachment F      Periodic           Changed the Prescription Drug Utilization Report
                  Reporting          to be on a quarterly basis, due 45 days after
                  Requirements       quarter end, rather than due monthly.

                                     Added:
                                     Claims reporting
                                     Administrative Measures
                                     Report of all subcontracts which delegate Contractor
                                     duties and responsibilities
                                     QM Quarterly Reporting
                                     UM Quarterly Reporting
                                     HIV Specialty Provider List
                                     Business Continuity and Recovery Plan

Attachments H     Provider and       Numerous changes - please see attachments:
(1) and (2)       Member Grievance
                  System Standards   Added "e.) for decisions regarding claims
                  and Policy         disputes, the requirement that the Contractor
                                     shall reprocess and pay the claim(s) in a manner
                                     consistent with the decision within 15 business
                                     days of the date of the decision." to Item 9.
                                     Added Item 12 as follows:

                                     12.   If the Contractor's decision regarding
                                           a claim denial is reversed through the
                                           appeal process, the Contractor shall
                                           reprocess the claims(s) in a manner
                                           consistent with the decision within 15
                                           business days of the date of the
                                           decision.

Attachment I      Encounter          Changed encounter timeliness language from all
                  Submission         encounters to 95%...

                                     "Ninety-five percent (95%) of all encounters must
                                     be received by AHCCCSA no later than 240 days
                                     after the end of the month in which the service
                                     was rendered, or the effective date of enrollment
                                     with the Contractor, whichever is later."

Attachment L      Cost Sharing       Revised Title XIX Waiver Group copayments - see
                  Copayments         Attachment L.